Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
6. INCOME TAXES
For the years ended December 31, income from continuing operations before income taxes consisted of the following:

In millions	2012	2011	2010
(Loss) income before income taxes
United States	$280	$(418)	$(6)
Foreign	418	254	291
Total income from continuing operations before income taxes	$698	$(164)	$285

For the years ended December 31, income tax expense (benefit) consisted of the following:

In millions	2012	2011	2010
Income tax expense (benefit)
Current
Federal	$6	$2	$(8)
State	—	1	1
Foreign	73	61	44
Deferred
Federal	155	(128)	5
State	1	(3)	—
Foreign	(12)	1	(37)
Total income tax expense (benefit)	$223	$(66)	$5

The following table presents the principal components of the difference between the effective tax rate and the U.S. federal statutory income tax rate for the years ended December 31:

In millions	2012	2011	2010
Income tax expense (benefit) at the U.S. federal tax rate of 35%	$245	$(58)	$99
Foreign income tax differential	(36)	(8)	(60)
U.S. permanent book/tax differences	(3)	3	2
Tax audit settlements	(12)	(12)	—
Change in liability for unrecognized tax benefits	12	2	4
Nondeductible transaction costs	1	4	—
U.S valuation allowance	17	5	—
Japan valuation allowance release	—	—	(40)
Other, net	(1)	(2)	—
Total income tax expense (benefit)	$223	$(66)	$5

NCR's tax provisions include a provision for income taxes in certain tax jurisdictions where its subsidiaries are profitable, but reflect only a portion of the tax benefits related to certain foreign subsidiaries' tax losses due to the uncertainty of the ultimate realization of future benefits from these losses. During 2012, we favorably settled examinations with Canada for the 2003 tax year and Japan for tax years 2001 through 2006 that resulted in tax benefits of $14 million and $13 million, respectively. In addition, the 2012 tax rate was favorably impacted by the mix of taxable profits and losses by country. These benefits were partially offset by an increase of $17 million to the U.S. valuation allowance for deferred tax assets, primarily related to tax attributes expiring by 2015. During 2011, we favorably settled examinations with Canada for 1997 through 2001 that resulted in a $12 million tax benefit. The 2010 tax benefit was favorably impacted by the release of a $40 million valuation allowance in the third quarter of 2010 that was no longer required on specific deferred tax assets in NCR’s subsidiary in Japan and by the mix of taxable profits and losses by country.

Deferred income tax assets and liabilities included in the Consolidated Balance Sheets as of December 31 were as follows:

In millions	2012	2011
Deferred income tax assets
Employee pensions and other benefits	$322	$701
Other balance sheet reserves and allowances	140	148
Tax loss and credit carryforwards	628	376
Capitalized research and development	86	67
Property, plant and equipment	8	49
Other	54	56
Total deferred income tax assets	1,238	1,397
Valuation allowance	(399)	(425)
Net deferred income tax assets	839	972
Deferred income tax liabilities
Intangibles	83	81
Capitalized software	16	10
Other	11	9
Total deferred income tax liabilities	110	100
Total net deferred income tax assets	$729	$872

NCR recorded valuation allowances related to certain deferred income tax assets due to the uncertainty of the ultimate realization of the future benefits from those assets. The valuation allowances cover deferred tax assets, primarily tax loss carryforwards, in tax jurisdictions where there is uncertainty as to the ultimate realization of a benefit from those tax losses. At December 31, 2012, our net deferred tax assets in the United States totaled approximately $588 million. For the three year period ended December 31, 2012, we had a cumulative net loss from continuing operations before income taxes, which is generally considered a negative indicator about our ability to realize the benefits of those assets. We further evaluated the realizability of the U.S. deferred tax assets by weighing other positive and negative evidence, including our history of taxable income in the U.S., and the substantial length of time over which our deferred tax assets relating to net operating losses and employee pensions may be realized. Through this assessment, realization of the related benefits was determined to be more likely than not. If we are unable to generate sufficient future taxable income in the time period within which the temporary differences underlying our deferred tax assets become deductible, or before the expiration of our loss and credit carryforwards, additional valuation allowance could be required.

As of December 31, 2012, NCR had U.S. federal and foreign tax attribute carryforwards of approximately $1.5 billion. The net operating loss carryforwards, subject to expiration, expire in the years 2013 through 2032. The amount of tax deductions in excess of previously recorded windfall tax benefits associated with stock-based compensation included in U.S. federal net operating loss carryforwards but not reflected in deferred tax assets for the year ended December 31, 2012 was $42 million. Upon realization of the U.S. federal net operating losses, the Company will recognize a windfall tax benefit as an increase to additional paid-in capital. In addition, the company had US tax credit carryforwards of $114 million. Approximately $21 million of the credit carryforwards do not expire, and $93 million expires in the years 2014 through 2032.

The aggregate changes in the balance of our gross unrecognized tax benefits were as follows for the years ended December 31:

In millions	2012	2011
Gross unrecognized tax benefits - January 1	$273	$303
Increases related to tax positions from prior years	21	24
Decreases related to tax positions from prior years	(18)	(31)
Increases related to tax provisions taken during the current year	34	23
Settlements with tax authorities	(40)	(33)
Lapses of statutes of limitation	(20)	(13)
Total gross unrecognized tax benefits - December 31	$250	$273

Of the total amount of gross unrecognized tax benefits as of December 31, 2012 up to $131 million would affect NCR’s effective tax rate if realized. The Company’s liability arising from uncertain tax positions is recorded in income tax accruals and other current liabilities in the Consolidated Balance Sheets.

We recognized interest and penalties associated with uncertain tax positions as part of the provision for income taxes in our Consolidated Statements of Operations of $4 million of expense, $11 million of benefit, and $9 million of benefit for the years ended December 31, 2012, 2011, and 2010, respectively. The gross amount of interest and penalties accrued as of December 31, 2012 and 2011 was $51 million and $48 million, respectively.

In the U.S., NCR files consolidated federal and state income tax returns where statutes of limitations generally range from three to five years. U.S. federal tax years remain open from 2009 forward. In 2011, the IRS commenced an examination of our 2009 and 2010 income tax returns, which is ongoing. In 2012, we favorably settled the IRS examination of Radiant's 2009 and 2010 income tax returns. We are still open to examination by certain foreign taxing authorities for the years 2001 onward, including several major taxing jurisdictions. We are open to examination from 2001 onward in Korea and India and from 2002 onward in Canada.

During 2013, the Company expects to resolve certain tax matters related to U.S. and foreign jurisdictions. As of December 31, 2012, we estimate that it is reasonably possible that unrecognized tax benefits may decrease by $20 million to $25 million in the next 12 months due to the resolution of these issues. With the exception of these tax matters, the Company does not expect any significant changes in unrecognized tax benefits in 2013.

NCR did not provide for U.S. federal income taxes or foreign withholding taxes in 2012 on approximately $1.4 billion of undistributed earnings of its foreign subsidiaries as such earnings are intended to be reinvested indefinitely. Due to the complex structure of the Company's international holdings, and the various methods available for repatriation, quantification of the deferred tax liability, if any, associated with these undistributed earnings is not practicable.

See the Consolidated Statements of Changes in Stockholders’ Equity for details of the tax effects on the components of other comprehensive income and Note 8, “Employee Benefit Plans.”